UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 14, 2007

COUGAR BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51473	20-2903204
(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Blvd, Suite 1200 Los Angeles, CA 90024

(Address of principal executive offices) (Zip Code)

(310) 943-8040

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On December 14, 2007, Cougar Biotechnology, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with various institutional investors pursuant to which the Company agreed to sell in a private placement (the “Offering”) an aggregate of 3,000,000 shares of its common stock (the “Shares”) at a price of $29.00 per Share, resulting in aggregate gross proceeds of $87 million, before deducting selling commissions and expenses. The Offering is expected to close on December 20, 2007.

In addition to the Purchase Agreement, on December 14, 2007, the Company and the investors also entered into a registration rights agreement (the “Registration Rights Agreement”). Among other things, the Registration Rights Agreement requires the Company to file a registration statement under the Securities Act of 1933 covering the resale of the Shares within 30 days following the closing of the Offering, and to cause such registration statement to be declared effective within 60 days following the closing, or 90 days in the event the Securities and Exchange Commission (“SEC”) reviews and provides comments to the registration statement. In the event the Company does not file the registration statement within such 30-day period, or if the registration statement is not declared effective by the SEC with such 60 or 90-day period, as applicable, the Company agreed to pay liquidated damages to the investors in the amount of 1% of such investor’s aggregate investment amount on each monthly anniversary of any such default.

In connection with the Offering, the Company engaged Leerink Swann LLC (“Leerink”) as its sole lead placement agent. In addition, the Company engaged Cowen and Company and Lazard Frères & Co. LLC as co-placement agents. In consideration for their services, the Company agreed to pay to the placements agents in aggregate cash fee equal to 6% of the total gross proceeds received by the Company from the sale of the Shares.

The Purchase Agreement, Registration Rights Agreement and the Company’s press release dated December 14, 2007, are attached hereto as Exhibits 10.1, 10.2 and 99.1, respectively, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.

The Shares to be sold and issued in the Offering will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of sale, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company is relying on the exemption from federal registration under Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of the Shares has and will not involve a public offering as each investor was “accredited” and no general solicitation has been involved in the Offering.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Securities Purchase Agreement entered into among the Company and various institutional investors on December 14, 2007.

10.2	Form of Registration Rights Agreement entered into among the Company and various institutional investors on December 14, 2007.

99.1	Press Release dated December 17, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR BIOTECHNOLOGY, INC.

Date: December 17, 2007	By:	/s/ Charles R. Eyler
Charles R. Eyler Treasurer and Vice President, Finance

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INDEX TO EXHIBITS FILED WITH THIS REPORT

Ex. No.	Description

10.1	Form of Securities Purchase Agreement entered into among the Company and various institutional investors on December 14, 2007.

10.2	Form of Registration Rights Agreement entered into among the Company and various institutional investors on December 14, 2007.

99.1	Press Release dated December 17, 2007.

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